                                                                   EXHIBIT 23(i)
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated June 28, 1996, included and incorporated by reference in Choice Hotels International, Inc.'s Form 10/A-4 and dated October 15, 1996 and to all references to our Firm included in this registration statement.



                                    /s/ Arthur Andersen LLP
                                    ------------------------------
                                    ARTHUR ANDERSEN LLP



Washington, D.C.
November 5, 1996